Exhibit 10.6.4

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
THIRD AMENDMENT TO SCHEDULE NO. 9 (“Schedule 9 Third Amendment”) DATED AS OF MAY 11, 2006
TO
AGREEMENT FOR CONSULTING SERVICES
BETWEEN
AMERICA ONLINE, INC. (“AOL”) AND LIVEWORLD, INC. (“Consultant”)
DATED AS OF MAY 12, 2003 (the “Agreement”)
SCOPE OF WORK
1.	Detailed description of project to be accomplished by Consultant:

Consultant shall perform the following additional services:

Consultant shall provide review of AIM Pages mini-pics and associated profiles prior to publishing to the AIM Pages Facewall, Browse, Like-Minded People programming areas, or any other identified AIM Pages areas. The specific moderation guidelines will be provided by AOL Community. Consultant shall moderate mini-pics and associated profiles that violate TOS and other moderation guidelines so as to hide and refer them to the Community Action Team (“CAT”) for review and appropriate action. Additionally, Consultant shall moderate mini-pics and associated profiles so that any not meeting quality standards, as defined by AOL Community, will only be published to the user’s profile.

Consultant shall also provide a roaming function for AIM Pages profiles. The specific moderation guidelines will be provided by AOL Community. Consultant shall moderate mini-pics and profiles that violate TOS and other moderation guidelines so as to hide and refer them to CAT for review and appropriate action.

2.	Deliverables and documentation to be produced by Consultant:

Consultant shall provide regular written update reports (frequency to be mutually determined between Consultant and AOL Community, but no less frequently than once per month) to AOL Community on AIM Pages activity or content that is outside established procedures or guidelines. This reporting shall include: (i) the number of mini-pics and profiles [***] the number of mini-pics and profiles [***] (iii) and any other information requested by AOL.

3.	Time for Performance/Delivery:

Consultant will complete appropriate training and staffing and begin moderation tasks with launch of AIM Pages targeted for [***]. Initial support will include the roaming function, with mini-pic review beginning upon completion of the moderation tool build. Changes in date will be coordinated directly with AOL Community.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
4.	Acceptance testing criteria for each Deliverable:

Applicable as described below _X___Not Applicable

AOL, in its discretion, will review mini-pics and profiles that have been reviewed by the Consultant and, without limiting AOL’s other rights hereunder, may provide additional instructions and provide feedback if procedures or standards are not being properly applied

5.	Communications and Project Status:

AOL shall provide feedback based upon review, in AOL’s discretion, of mini-pics and profiles in addition to routine bi-weekly review meetings.

6.	Payments:
(a)	Fee
Hourly billing at standard rates predetermined in contract schedule For the avoidance of doubt, Consultant may bill for both delivered moderation hours and training hours, provided, however, that training shall not exceed [***] hours total, unless otherwise authorized in writing by AOL.
The monthly management fee is hereby increased by [***] per month to [***]/month.
(b)	Expenses

AOL shall not reimburse Consultant for any expenses unless otherwise approved by AOL in advance in writing.

(c)	Payment Schedule

All fees and expenses due shall be invoiced by Consultant monthly. Each monthly invoice shall include (i) the monthly management fee for the coming month; (ii) the Monthly Minimum Moderation Fee for hours scheduled by AOL for the coming month, including a categorization of hours by chat room hours and message board moderation hours; (iii) the Overage Fee for the previous month, if any; and (iv) additional fee for Premium Chat Moderation for the previous month, if any. AOL shall pay all undisputed invoices within [***] days of AOL’s receipt of each such invoice.

(d)	Maximum Dollar Amount

The maximum dollar amount payable to Consultant for all fees and expenses under this Schedule is hereby increased by [***] per month. As a result, the maximum dollar amount for Year 2 is increased by [***] ([***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
x [***] months remaining in Year 2) and is now [***]. The maximum dollar amount for Year 3 is increased by [***] ([***] x [***] months) and is now [***].

7.	Consultant Project Manager:	Name:	Jenna Woodul
Fax #:

8.	AOL Project Manager:	Name: Fax #:	Bill Hagerott 703.265.3842

9.	Term of this Schedule:

AOL reserves the right for a [***] day termination for convenience.

10.	Additional Terms and Conditions: None.

AMERICA ONLINE, INC.	LIVEWORLD, INC.

By:	By:

Print Name:	Print Name:
Title:	Title:

Date:	Date: